                                                                      EXHIBIT 99

                               HARRIS CORPORATION
                                  FY'02 SUMMARY
                          BUSINESS SEGMENT INFORMATION



(in millions)                                                                     Quarter Ended
                                                          ------------------- --- ----------------- -- ------------------
                                                             September 28,          December 28,           March 29,
                                                                 2001                   2001                 2002
                                                          -------------------     -----------------    ------------------
REVENUE
 Government Communications                                     $ 216.0                 $ 220.5             $  239.0
 RF Communications                                                53.1                    64.1                 67.3
 Microwave Communications                                         79.8                    72.7                 71.8
 Network Support                                                  13.4                    15.9                 13.7
 Broadcast Communications                                         82.3                    79.4                 93.3
 Corporate eliminations                                           (1.2)                   (1.1)                (1.8)
                                                               -------                 -------             --------
                                                               $ 443.4                 $ 451.5             $  483.3
                                                               =======                 =======             ========

INCOME BEFORE INCOME TAXES
  Government Communications                                    $  18.7                 $  20.2             $   21.4
  RF Communications                                                8.4                    11.4                 13.3
  Microwave Communications                                        (5.4)                   (6.4)                 0.2
  Network Support                                                 (4.3)                   (2.1)                (0.8)
  Broadcast Communications                                         7.5                     9.7                  8.2
  Headquarters expense                                           (11.9)                  (12.6)               (12.6)
  Non-operating income                                            17.9                     7.8                  7.6
  Net interest                                                    (5.0)                   (3.2)                (3.2)
                                                               -------                 -------             --------
                                                               $  25.9                 $  24.8             $   34.1
                                                               =======                 =======             ========


         For further information and a discussion of segment revenue and income before income taxes for the periods set forth above, refer to Harris' Form 10-Q for the quarterly period ended March 29, 2002, and Forms 10-Q for the quarterly periods ended September 28, 2001, and December 28, 2001.

                               HARRIS CORPORATION
                                  FY'01 SUMMARY
                          BUSINESS SEGMENT INFORMATION

                                                                                                                    Fiscal
(in millions)                                                      Quarter Ended                                  Year Ended
                                       ---------------------------------------------------------------------    ---------------
                                         September 29,      December 29,      March 30,         June 29,            June 29,
                                             2000               2000             2001             2001               2001
                                       -----------------  ----------------  ---------------  ---------------    ---------------
REVENUE
 Government Communications                  $ 198.3           $ 210.1           $ 210.6         $  229.3           $  848.3
 RF Communications                             47.0              55.7              57.5             62.9              223.1
 Microwave Communications                     106.5             113.4             108.9            101.2              430.0
 Network Support                               37.9              35.1              25.3             23.7              122.0
 Broadcast Communications                      72.4              74.0              77.8            112.5              336.7
 Corporate eliminations                        (1.7)             (1.4)             (0.8)            (1.1)              (5.0)
                                            -------           -------           -------         --------           --------
                                            $ 460.4           $ 486.9           $ 479.3         $  528.5           $1,955.1
                                            =======           =======           =======         ========           ========

INCOME (LOSS) BEFORE INCOME TAXES
  Government Communications                 $  15.5           $  17.0           $  18.9         $   19.5           $   70.9
  RF Communications                             5.7               8.5               7.9             10.4               32.5
  Microwave Communications (1)                (72.8)              3.3               5.9              4.8              (58.8)
  Network Support                               3.3               1.3              (2.5)            (2.7)              (0.6)
  Broadcast Communications                      6.6               7.7               3.9             16.8               35.0
  Headquarters expense                         (7.8)             (9.1)            (12.2)           (13.8)             (42.9)
  Non-operating income (2)                     43.9               7.9               7.6             20.6               80.0
  Amortization of goodwill                     (4.5)             (5.7)             (6.0)            (6.0)             (22.2)
  Net interest                                 (3.8)             (6.3)             (6.5)            (4.9)             (21.5)
                                            -------           -------           -------         --------           --------
                                            $ (13.9)           $ 24.6            $ 17.0          $  44.7            $  72.4
                                            =======            ======            ======          =======            =======


(1) Includes a $73.5 million write-off of purchased in-process research and development in the first quarter of fiscal 2001.
(2) Fourth quarter of fiscal 2001 includes a $20.1 million write-down of marketable securities and a $33.4 million gain on the sale of Harris' minority interest in its GE-Harris Railway Electronics, LLC joint venture.


         For further information and a discussion of segment revenue and income before income taxes for the periods set forth above, refer to Harris Form 10-Q for the quarterly period ended March 29, 2002, and Forms 10-Q for the quarterly periods ended September 28, 2001, and December 28, 2001, and Harris' Form 10-K for the fiscal year ended June 29, 2001.

                               HARRIS CORPORATION
                                  FY'01 SUMMARY
                   PRO FORMA BUSINESS SEGMENT INFORMATION (1)

                                                                                                                        Fiscal
(in millions)                                                         Quarter Ended                                   Year Ended
                                       -------------------------------------------------------------------------    ---------------
                                         September 29,       December 29,       March 30,           June 29,            June 29,
                                             2000                2000              2001               2001               2001
                                       -----------------   ---------------    ---------------     --------------    ---------------
REVENUE
 Government Communications                  $ 198.3            $ 210.1            $ 210.6           $  229.3          $  848.3
 RF Communications                             47.0               55.7               57.5               62.9             223.1
 Microwave Communications                     106.5              113.4              108.9              101.2             430.0
 Network Support                               37.9               35.1               25.3               23.7             122.0
 Broadcast Communications                      72.4               74.0               77.8              112.5             336.7
 Corporate eliminations                        (1.7)              (1.4)              (0.8)              (1.1)             (5.0)
                                            -------            -------            -------           --------          --------
                                            $ 460.4            $ 486.9            $ 479.3           $  528.5          $1,955.1
                                            =======            =======            =======           ========          ========

INCOME BEFORE INCOME TAXES
 AND GOODWILL AMORTIZATION
  Government Communications                 $  15.5            $  17.0            $  18.9           $   19.5          $   70.9
  RF Communications                             5.7                8.5                7.9               10.4              32.5
  Microwave Communications                      0.7                3.3                5.9                4.8              14.7
  Network Support                               3.3                1.3               (2.5)              (2.7)             (0.6)
  Broadcast Communications                      6.6                7.7                3.9               16.8              35.0
  Headquarters expense                         (7.8)              (9.1)             (12.2)             (13.8)            (42.9)
  Non-operating income                         43.9                7.9                7.6                7.3              66.7
  Net interest                                 (3.8)              (6.3)              (6.5)              (4.9)            (21.5)
                                            -------            -------            -------           --------          --------
                                            $  64.1            $  30.3            $  23.0           $   37.4          $  154.8
                                            =======            =======            =======           ========          ========



(1) Adjusted to exclude goodwill amortization, a $73.5 million write-off of purchased in-process research and development from the Microwave Communications segment's income before income taxes in the first quarter, a $20.1 million write-down of marketable securities from non-operating income in the fourth quarter and a $33.4 million gain on the sale of Harris' minority in its GE-Harris Railway Electronics, LLC joint venture from non-operating income in the fourth quarter. This pro forma information is presented for convenience and investors should review the other financial information included in this report.

                               HARRIS CORPORATION
                                  FY'00 SUMMARY
                          BUSINESS SEGMENT INFORMATION


                                                                                                                          Fiscal
(in millions)                                                                Quarter Ended                              Year Ended
                                          -------------------------------------------------------------------------    -------------
                                             October 1,          December 30,         March 31,          June 30,         June 30,
                                               1999                 1999                2000              2000             2000
                                          ----------------    ----------------    ---------------    --------------    -------------
REVENUE
 Government Communications                   $  195.3              $ 194.3            $ 203.1            $ 223.2          $  815.9
 RF Communications                               46.3                 55.4               56.8               61.9             220.4
 Microwave Communications                        53.8                 75.3               79.0              101.3             309.4
 Network Support (1)                             46.1                 57.6               55.2               52.7             211.6
 Broadcast Communications                        59.2                 61.0               62.5               75.0             257.7
 Corporate eliminations                          (1.9)                (2.6)              (1.4)              (1.7)             (7.6)
                                             --------              -------            -------            -------          --------
                                             $  398.8              $ 441.0            $ 455.2            $ 512.4          $1,807.4
                                             ========              =======            =======            =======          ========

INCOME (LOSS) BEFORE INCOME TAXES
  Government Communications                  $   11.8              $  15.0            $  15.7            $  15.6          $   58.1
  RF Communications                               4.6                  7.2                7.6                7.9              27.3
  Microwave Communications                       (5.2)                 1.1                4.2                9.0               9.1
  Network Support (1)                            (0.8)                (0.1)             (59.3)              (6.9)            (67.1)
  Broadcast Communications (2)                    4.6                  4.2               (6.3)               5.4               7.9
  Headquarters expense                           (6.6)               (11.0)              (8.3)             (10.8)            (36.7)
  Non-operating income (3)                        7.4                  3.8               28.6                8.4              48.2
  Amortization of goodwill                       (1.1)                (1.1)              (3.8)              (4.5)            (10.5)
  Net interest                                   (0.4)                 1.9               (0.5)               1.2               2.2
                                             --------              -------            -------            -------          --------
                                             $   14.3              $  21.0            $ (22.1)           $  25.3          $   38.5
                                             ========              =======            =======            =======          ========


(1) Results include the exit costs and business results for exited product lines. The impact of these product lines on income before income taxes was: first quarter $3.7 million loss; second quarter $7.9 million loss; third quarter $65.4 million loss; and fourth quarter $11.4 million loss. The impact of these product lines on revenue was: first quarter $19.9 million; second quarter $23.6 million; third quarter $18.2 million; and fourth quarter $11.8 million.
(2) Results include a $10.7 million third quarter write-off of purchased in-process research and development.
(3) Results include a $21.9 million third quarter gain associated with securities sold during Intersil Holding Corporation's initial public offering.

For further information and a discussion of segment revenue and income before income taxes for the fiscal year ended June 30, 2000, refer to Harris'
Form 10-K for the fiscal year ended June 29, 2001.

                               HARRIS CORPORATION
                                  FY'00 SUMMARY
                   PRO FORMA BUSINESS SEGMENT INFORMATION (1)

                                                                                                                         Fiscal
(in millions)                                                        Quarter Ended                                     Year Ended
                                     ----------------------------------------------------------------------------     --------------
                                       October 30,          December 30,          March 31,           June 30,           June 30,
                                         1999                  1999                 2000               2000               2000
                                     ----------------    -----------------    ----------------    ---------------     --------------
REVENUE
 Government Communications             $  195.3               $ 194.3              $ 203.1             $ 223.2           $  815.9
 RF Communications                         46.3                  55.4                 56.8                61.9              220.4
 Microwave Communications                  53.8                  75.3                 79.0               101.3              309.4
 Network Support                           26.2                  34.0                 37.0                40.9              138.1
 Broadcast Communications                  59.2                  61.0                 62.5                75.0              257.7
 Corporate eliminations                    (1.9)                 (2.6)                (1.4)               (1.7)              (7.6)
                                       --------               -------              -------             -------           --------
                                       $  378.9               $ 417.4              $ 437.0             $ 500.6           $1,733.9
                                       ========               =======              =======             =======           ========

INCOME BEFORE INCOME TAXES
 AND GOODWILL AMORTIZATION
  Government Communications            $   11.8               $  15.0              $  15.7             $  15.6           $   58.1
  RF Communications                         4.6                   7.2                  7.6                 7.9               27.3
  Microwave Communications                 (5.2)                  1.1                  4.2                 9.0                9.1
  Network Support                           2.9                   7.8                  6.1                 4.5               21.3
  Broadcast Communications                  4.6                   4.2                  4.4                 5.4               18.6
  Headquarters expense                     (6.6)                (11.0)                (8.3)              (10.8)             (36.7)
  Non-operating income                      7.4                   3.8                  6.7                 8.4               26.3
  Net interest                             (0.4)                  1.9                 (0.5)                1.2                2.2
                                       --------               -------              -------             -------           --------
                                       $   19.1               $  30.0              $  35.9             $  41.2           $  126.2
                                       ========               =======              =======             =======           ========


(1) Adjusted to exclude goodwill amortization, the results of the exit costs and business results for exited product lines from the Network Support segment's income before income taxes (first quarter $3.7 million loss; second quarter $7.9 million loss; third quarter $65.4 million loss; and fourth quarter $11.4 million loss) and the Network Support segment's revenue (first quarter $19.9; second quarter $23.6 million; third quarter $18.2 million; and fourth quarter $11.8 million), $10.7 million third quarter write-off of purchased in-process research and development from the Broadcast Communications segment's income before income taxes and the $21.9 million third quarter gain associated with securities sold during Intersil Holding Corporation's initial public offering from non-operating income. This pro forma information is presented for convenience and investors should review the other financial information included in this report.